Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:	Goldman Sachs U.S. Equity Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman Sachs (Asia) L.L.C;
BHF-BANK (Schweiz) AG; BNP Paribas Securities Corp.; BOCI Securities Limited; C.L. King & Associates, Inc.; China International Capital Corporation Hong Kong Securities; China Merchants Bank Co., Ltd.; CIMB Securities Limited; Citigroup Global Markets Inc.; CLSA Limited; Credit Suisse Securities (USA) LLC; DBS Bank Ltd.; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Mizuho Securities USA Inc.; Morgan Stanley & Co. International plc; Needham & Company, LLC; Nomura Securities International, Inc.; Pacific Crest Securities, Inc.; Raymond James & Associates, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:	Alibaba Group Holding Ltd
Title of Security:	ALIBABA GROUP HOLDING LIMITED-ADR
Date of First Offering:	09/18/2014
Dollar Amount Purchased:	29,988
Number of Shares or Par Value of Bonds Purchased:	441
Price Per Unit:	68.00
Resolution Approved:  	Approved at the December 18, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Capital Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman Sachs (Asia) L.L.C;
BHF-BANK (Schweiz) AG; BNP Paribas Securities Corp.; BOCI Securities Limited; C.L. King & Associates, Inc.; China International Capital Corporation Hong Kong Securities; China Merchants Bank Co., Ltd.; CIMB Securities Limited; Citigroup Global Markets Inc.; CLSA Limited; Credit Suisse Securities (USA) LLC;
DBS Bank Ltd.; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.;
HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan
Securities LLC; Lebenthal & Co., LLC; Mizuho Securities USA Inc.; Morgan Stanley & Co. International plc; Needham & Company, LLC; Nomura Securities International, Inc.; Pacific Crest Securities, Inc.; Raymond James & Associates, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.;
SG Americas Securities, LLC; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:	Alibaba Group Holding Ltd
Title of Security:	ALIBABA GROUP HOLDING LIMITED-ADR
Date of First Offering:	09/18/2014
Dollar Amount Purchased:	4,086,596
Number of Shares or Par Value of Bonds Purchased:	60,097
Price Per Unit:	68.00
Resolution Approved:  	Approved at the December 18, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Strategic Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman Sachs (Asia) L.L.C;
BHF-BANK (Schweiz) AG; BNP Paribas Securities Corp.; BOCI Securities Limited; C.L. King & Associates, Inc.; China International Capital Corporation Hong Kong Securities; China Merchants Bank Co., Ltd.; CIMB Securities Limited; Citigroup Global Markets Inc.; CLSA Limited; Credit Suisse Securities (USA) LLC; DBS Bank Ltd.; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.; HSBC Securities
(USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Lebenthal
& Co., LLC; Mizuho Securities USA Inc.; Morgan Stanley & Co.
International plc; Needham & Company, LLC; Nomura Securities International, Inc.; Pacific Crest Securities, Inc.; Raymond James & Associates, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.;
Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:	Alibaba Group Holding Ltd
Title of Security:	ALIBABA GROUP HOLDING LIMITED-ADR
Date of First Offering:	09/18/2014
Dollar Amount Purchased:	1,699,592
Number of Shares or Par Value of Bonds Purchased:	24,994
Price Per Unit:	68.00
Resolution Approved:  	Approved at the December 18, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Concentrated Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman Sachs (Asia) L.L.C;
BHF-BANK (Schweiz) AG; BNP Paribas Securities Corp.; BOCI Securities Limited; C.L. King & Associates, Inc.; China International Capital Corporation Hong Kong Securities; China Merchants Bank Co., Ltd.; CIMB Securities Limited; Citigroup Global Markets Inc.; CLSA Limited; Credit Suisse Securities (USA) LLC; DBS Bank Ltd.; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.; HSBC Securities
(USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Lebenthal
& Co., LLC; Mizuho Securities USA Inc.; Morgan Stanley & Co. International
plc; Needham & Company, LLC; Nomura Securities International, Inc.; Pacific Crest Securities, Inc.; Raymond James & Associates, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:	Alibaba Group Holding Ltd
Title of Security:	ALIBABA GROUP HOLDING LIMITED-ADR
Date of First Offering:	09/18/2014
Dollar Amount Purchased:	772,616
Number of Shares or Par Value of Bonds Purchased:	11,362
Price Per Unit:	68.00
Resolution Approved:  	Approved at the December 18, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman Sachs (Asia) L.L.C;
BHF-BANK (Schweiz) AG; BNP Paribas Securities Corp.; BOCI Securities Limited; C.L. King & Associates, Inc.; China International Capital Corporation Hong Kong Securities; China Merchants Bank Co., Ltd.; CIMB Securities Limited; Citigroup Global Markets Inc.; CLSA Limited; Credit Suisse Securities (USA) LLC; DBS Bank Ltd.; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Mizuho Securities USA Inc.; Morgan Stanley & Co. International plc; Needham & Company, LLC; Nomura Securities International, Inc.; Pacific Crest Securities, Inc.; Raymond James & Associates, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:	Alibaba Group Holding Ltd
Title of Security:	ALIBABA GROUP HOLDING LIMITED-ADR
Date of First Offering:	09/18/2014
Dollar Amount Purchased:	65,688
Number of Shares or Par Value of Bonds Purchased:	966
Price Per Unit:	68.00
Resolution Approved:  	Approved at the December 18, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Technology Tollkeeper Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman Sachs (Asia) L.L.C;
BHF-BANK (Schweiz) AG; BNP Paribas Securities Corp.; BOCI Securities Limited; C.L. King & Associates, Inc.; China International Capital Corporation Hong Kong Securities; China Merchants Bank Co., Ltd.; CIMB Securities Limited; Citigroup Global Markets Inc.; CLSA Limited; Credit Suisse Securities (USA) LLC; DBS Bank Ltd.; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Mizuho Securities USA Inc.; Morgan Stanley & Co. International plc; Needham & Company, LLC; Nomura Securities International, Inc.; Pacific Crest Securities, Inc.; Raymond James & Associates, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:	Alibaba Group Holding Ltd
Title of Security:	ALIBABA GROUP HOLDING LIMITED-ADR
Date of First Offering:	09/18/2014
Dollar Amount Purchased:	1,876,868
Number of Shares or Par Value of Bonds Purchased:	27,601
Price Per Unit:	68.00
Resolution Approved:  	Approved at the December 18, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Allen & Company LLC; Canaccord Genuity Securities LLC; Citigroup Global Markets Inc.; Cowen and Company, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Pacific Crest Securities, Inc.; Piper Jaffray & Co.; Raymond James & Associates, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Wayfair Inc
Title of Security:	WAYFAIR INC.
Date of First Offering:	10/02/2014
Dollar Amount Purchased:	26,158
Number of Shares or Par Value of Bonds Purchased:	902
Price Per Unit:	29.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Allen &
Company LLC; Canaccord Genuity Securities LLC; Citigroup Global Markets Inc.; Cowen and Company, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Pacific Crest Securities, Inc.; Piper Jaffray & Co.; Raymond James & Associates, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Wayfair Inc
Title of Security:	WAYFAIR INC.
Date of First Offering:	10/02/2014
Dollar Amount Purchased:	7,018
Number of Shares or Par Value of Bonds Purchased:	242
Price Per Unit:	29.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Allen & Company LLC; Canaccord Genuity Securities LLC; Citigroup Global Markets Inc.; Cowen and Company, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Pacific Crest Securities, Inc.; Piper Jaffray & Co.; Raymond James & Associates, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Wayfair Inc
Title of Security:	WAYFAIR INC.
Date of First Offering:	10/02/2014
Dollar Amount Purchased:	3,867,440
Number of Shares or Par Value of Bonds Purchased:	133,360
Price Per Unit:	29.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Technology Tollkeeper Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Allen & Company LLC; Canaccord Genuity Securities LLC; Citigroup Global Markets Inc.; Cowen and Company, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Pacific Crest Securities, Inc.; Piper Jaffray & Co.; Raymond James & Associates, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Wayfair Inc
Title of Security:	WAYFAIR INC.
Date of First Offering:	10/02/2014
Dollar Amount Purchased:	737,789
Number of Shares or Par Value of Bonds Purchased:	25,441
Price Per Unit:	29.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities (USA)
LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Canaccord
Genuity Inc.; Credit Suisse Securities (USA) LLC; Robert W. Baird & Co. Inc.; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.
Name of Issuer:	Freshpet Inc
Title of Security:	FRESHPET, INC.
Date of First Offering:	11/07/2014
Dollar Amount Purchased:	2,657,355
Number of Shares or Par Value of Bonds Purchased:	177,157
Price Per Unit:	15.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities
(USA) LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Canaccord Genuity Inc.; Credit Suisse Securities (USA) LLC; Robert W. Baird & Co. Inc.; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.
Name of Issuer:	Freshpet Inc
Title of Security:	FRESHPET, INC.
Date of First Offering:	11/07/2014
Dollar Amount Purchased:	6,555
Number of Shares or Par Value of Bonds Purchased:	437
Price Per Unit:	15.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities
(USA) LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Canaccord Genuity Inc.; Credit Suisse Securities (USA) LLC; Robert W. Baird & Co. Inc.; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.
Name of Issuer:	Freshpet Inc
Title of Security:	FRESHPET, INC.
Date of First Offering:	11/07/2014
Dollar Amount Purchased:	966,180
Number of Shares or Par Value of Bonds Purchased:	64,412
Price Per Unit:	15.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC;
Nomura Securities International, Inc.; Robert W. Baird & Co. Inc.; Scott
& Stringfellow, LLC; SMBC Nikko Securities Inc.; UBS Securities LLC
Name of Issuer:	Axalta Coating Systems Ltd
Title of Security:	AXALTA COATING SYSTEMS LTD.
Date of First Offering:	11/12/2014
Dollar Amount Purchased:	32,919,412
Number of Shares or Par Value of Bonds Purchased:	1,688,175
Price Per Unit:	19.50
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; Robert W. Baird & Co. Inc.; Scott & Stringfellow, LLC; SMBC Nikko Securities Inc.; UBS Securities LLC
Name of Issuer:	Axalta Coating Systems Ltd
Title of Security:	AXALTA COATING SYSTEMS LTD.
Date of First Offering:	11/12/2014
Dollar Amount Purchased:	27,807
Number of Shares or Par Value of Bonds Purchased:	1,426
Price Per Unit:	19.50
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Jefferies
LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; Robert W. Baird & Co. Inc.;
Scott & Stringfellow, LLC; SMBC Nikko Securities Inc.; UBS Securities LLC
Name of Issuer:	Axalta Coating Systems Ltd
Title of Security:	AXALTA COATING SYSTEMS LTD.
Date of First Offering:	11/12/2014
Dollar Amount Purchased:	8,217,047
Number of Shares or Par Value of Bonds Purchased:	421,387
Price Per Unit:	19.50
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	KeyBanc Capital Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Compass
Point Research & Trading, LLC; JMP Securities LLC; KeyBanc Capital Markets Inc.; Mitsubishi UFJ Securities (USA), Inc.; PNC Capital Markets LLC; Robert
W. Baird & Co. Inc.; Stifel, Nicolaus & Company, Inc.
Name of Issuer:	TERRENO REALTY CORP
Title of Security:	TERRENO REALTY CORPORATION
Date of First Offering:	12/09/2014
Dollar Amount Purchased:	11,083,036
Number of Shares or Par Value of Bonds Purchased:	565,461
Price Per Unit:	19.60
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs U.S. Equity Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Allen
& Company LLC; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Morgan Stanley & Co. LLC; Stifel, Nicolaus & Company, Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:	LendingClub Corp
Title of Security:	LENDINGCLUB CORPORATION
Date of First Offering:	12/11/2014
Dollar Amount Purchased:	10,935
Number of Shares or Par Value of Bonds Purchased:	729
Price Per Unit:	15.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Capital Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Allen
& Company LLC; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Morgan Stanley & Co. LLC; Stifel, Nicolaus & Company, Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:	LendingClub Corp
Title of Security:	LENDINGCLUB CORPORATION
Date of First Offering:	12/11/2014
Dollar Amount Purchased:	1,460,685
Number of Shares or Par Value of Bonds Purchased:	97,379
Price Per Unit:	15.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Allen &
Company LLC; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Morgan Stanley & Co. LLC; Stifel, Nicolaus & Company, Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:	LendingClub Corp
Title of Security:	LENDINGCLUB CORPORATION
Date of First Offering:	12/11/2014
Dollar Amount Purchased:	24,030
Number of Shares or Par Value of Bonds Purchased:	1,602
Price Per Unit:	15.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Allen
& Company LLC; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Morgan Stanley & Co. LLC; Stifel, Nicolaus & Company, Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:	LendingClub Corp
Title of Security:	LENDINGCLUB CORPORATION
Date of First Offering:	12/11/2014
Dollar Amount Purchased:	7,537,680
Number of Shares or Par Value of Bonds Purchased:	502,512
Price Per Unit:	15.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Allen
& Company LLC; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Morgan Stanley & Co. LLC; Stifel, Nicolaus & Company, Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:	LendingClub Corp
Title of Security:	LENDINGCLUB CORPORATION
Date of First Offering:	12/11/2014
Dollar Amount Purchased:	3,503,790
Number of Shares or Par Value of Bonds Purchased:	233,586
Price Per Unit:	15.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Technology Tollkeeper Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Allen &
Company LLC; BMO Capital Markets Corp.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC; Morgan Stanley & Co. LLC; Stifel, Nicolaus & Company, Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:	LendingClub Corp
Title of Security:	LENDINGCLUB CORPORATION
Date of First Offering:	12/11/2014
Dollar Amount Purchased:	639,315
Number of Shares or Par Value of Bonds Purchased:	42,621
Price Per Unit:	15.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.



	Resolution adopted at the Meeting of the Board of Trustees on December
18, 2014.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended September 30, 2014 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended
(the 1940 Act).

	Resolution adopted at the Meeting of the Board of Trustees on February 12, 2015.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended December 31, 2014 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).